UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

CLEAR SECURE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 10th Avenue, 9th Floor, New York, NY 10011
(Address of Principal Executive Offices) (Zip Code)

(646) 723-1404

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2026, Clear Secure, Inc. (the “Company”) entered into an agreement with Michael Barkin, the Company’s President and a member of the Company’s Board of Directors (the “Board”), pursuant to which Mr. Barkin will transition to an advisory role on October 15, 2026. In addition, effective October 15, 2026, Mr. Barkin will resign from the Board in accordance with his employment agreement. Mr. Barkin’s resignation from the Board does not involve a disagreement on any matter relating to the Company’s operations, policies or practices.

Mr. Barkin has been an impactful partner to CLEAR over the past seven years with significant contributions during pivotal moments of growth as well as oversight of key initiatives. In his CLEAR advisory role, Mr. Barkin will continue to support CLEAR’s leadership and champion CLEAR’s mission. The Company is grateful for Mr. Barkin’s dedication and service to the Company.

Pursuant to the transition agreement, Mr. Barkin has agreed to remain in the advisory role until December 31, 2026, for an advisory fee of $300,000 per full month of service. The agreement contains customary representations and warranties, as well as confidentiality and intellectual property protection covenants and a general release of claims. The foregoing summary of the agreement is qualified by reference to the complete text of the Transition and Advisory Agreement dated September 15, 2026, a copy of which will be filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

In addition, on September 14, 2026, Kyle McLaughlin notified the Company of his intention to resign from his role as EVP, Aviation to pursue a new opportunity. Mr. McLaughlin’s resignation does not involve a disagreement on any matter relating to the Company’s operations, policies or practices. The Company is appreciative of Mr. McLaughlin’s contributions during his tenure. Mr. McLaughlin’s last day will be October 2, 2026. The Company has initiated a search for his successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date: September 16, 2026	By:	/s/ Caryn Seidman Becker
		Name:	Caryn Seidman Becker
		Title:	Chief Executive Officer